UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 19, 2013

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 19, 2013, Regions Financial Corporation (“Regions”) announced that its Board of Directors authorized a new $350 million common stock repurchase program, permitting repurchases through the end of the first quarter of 2014. A copy of the press release dated March 19, 2013, is attached as Exhibit 99.1 to this report and incorporated by reference under this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release dated March 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: March 19, 2013